EXCHANGE AGREEMENT

BY AND AMONG

GLOBAL WEAR, LTD

AND

TARGET EQUITY LIMITED

February 18, 2008

TABLE OF CONTENTS

ARTICLE I

EXCHANGE OF SECURITIES

5

Section 1.1

The Exchange

5

Section 1.2

Exchange Ratio

6

Section 1.3

Warrant

6

ARTICLE II

THE CLOSING

6

Section 2.1

Closing Date

6

Section 2.2

Transactions at Closing

6

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF GLOBAL WEAR

8

Section 3.1

Organization and Qualification

8

Section 3.2

Authorization

8

Section 3.3

Validity and Effect of Agreement

8

Section 3.4

No Conflict

8

Section 3.5

Required Filings and Consents

9

Section 3.6

Capitalization

9

Section 3.7

Status of Preferred Convertible Stock

9

Section 3.8

Financial Statements

9

Section 3.9

No Undisclosed Assets or Liabilities

10

Section 3.10

No Intellectual Property Rights or Infringement

10

Section 3.11

Litigation

10

Section 3.12

Taxes

10

Section 3.13

Registration

10

Section 3.14

Trading

10

Section 3.15

Books and Records

11

Section 3.16

Insurance

11

Section 3.17

Compliance

11

Section 3.18

Absence of Certain Changes

11

Section 3.19

Material Transactions or Affiliations

12

Section 3.20

Employees

12

Section 3.21

Previous Sales of Securities

12

Section 3.22

Tax-Free Exchange

12

Section 3.23

Brokers and Finders

12

Section 3.24

Disclosure

12

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF SELLER

13

Section 4.1

Organization and Qualification

13

Section 4.2

Authorization; Validity and Effect of Agreement

13

Section 4.3

No Conflict

13

Section 4.4

Required Filings and Consents

14

Section 4.5

Capitalization

14

Section 4.6

Financial Statements

14

Section 4.7

No Undisclosed Liabilities

14

Section 4.8

Properties and Assets

14

Section 4.9

Litigation

15

Section 4.10

Taxes

15

Section 4.11

Compliance

15

Section 4.12

Absence of Certain Changes

15

Section 4.13

Brokers and Finders

16

Section 4.14

Intellectual Property Rights

16

Section 4.15

Material Transactions or Affiliations

16

Section 4.16

Employees

16

Section 4.17

Material Contracts

17

Section 4.18

Principals of DIGITAL VOUCHERS

17

Section 4.19

Tax-Free Exchange

18

Section 4.20

Disclosure

18

Section 4.21

Investor Status

18

Section 4.22

No Government Review

18

Section 4.23

Investment Intent

18

Section 4.24

Restriction on Transfer

18

Section 4.25

Informed Investment

19

Section 4.26

Access to Information

19

Section 4.27

Reliance on Representations

19

Section 4.28

No General Solicitation

19

Section 4.29

Legends

19

Section 4.30

Placement and Finder’s Fees

20

ARTICLE V

 CERTAIN COVENANTS

20

Section 5.1

Conduct of Business by GLOBAL WEAR

20

Section 5.2

Access to Information

20

Section 5.3

Confidentiality; No Solicitation

21

Section 5.4

Further Assurances

21

Section 5.5

Public Announcements

21

Section 5.6

Notification of Certain Matters

22

Section 5.7

Waiver of Claims

22

ARTICLE VI CONDITIONS TO CONSUMMATION OF THE EXCHANGE

22

Section 6.1

Conditions to Obligations of DIGITAL VOUCHERS

22

Section 6.2

Conditions to Obligations of GLOBAL WEAR

23

ARTICLE VII INDEMNIFICATION

24

Section 7.1

Indemnification between the Parties

24

Section 7.2

Indemnification Procedures for Third Party Claims

25

Section 7.3

Indemnification Procedures for Non-Third Party Claims

26

Section 7.4

Limitations on Indemnification

26

ARTICLE VIII TERMINATION

26

Section 8.1

Termination

26

Section 8.2

Procedure and Effect of Termination

27

ARTICLE IX

 MISCELLANEOUS

27

Section 9.1

Entire Agreement

27

Section 9.2

Amendment and Modifications

27

Section 9.3

Extensions and Waivers

28

Section 9.4

Successors and Assigns

28

Section 9.5

Survival of Representations, Warranties and Covenants

28

Section 9.6

Headings; Definitions

28

Section 9.7

Severability

28

Section 9.8

Specific Performance

28

Section 9.9

Notices

28

Section 9.10

Governing Law

29

Section 9.11

Consent to Jurisdiction

29

Section 9.12

Counterparts

29

Section 9.13

Certain Definitions

29

EXHIBITS AND SCHEDULES

Schedule I

Schedule of DIGITAL VOUCHERS Shares to be exchanged for GLOBAL WEAR Preferred Convertible Stock

Exhibit A

Form of GLOBAL WEAR Officer and Director Release

Exhibit B

Form of Share Assignment

Exhibit C

Investor Questionnaire

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the "Agreement"), is made and entered into as of  February 18th, 2008, by and among GLOBAL WEAR, LTD., a Delaware corporation ("GLOBAL WEAR") and TARGET EQUITY LIMITED (“the Seller”) with regard to the shares of Digital Vouchers (Pty) Ltd ("DIGITAL VOUCHERS"), a South African corporation, with respect to the following facts:

RECITALS

A.

Seller owns all of the issued and outstanding shares of common stock, of DIGITAL VOUCHERS (the "DIGITAL VOUCHERS Shares").

B.

DIGITAL VOUCHERS has developed a mobile phone and Internet based loyalty program platform and Customer Relationship Management program, (“vouchers247.com Platform”) with funding provided by the Seller.

C.

Seller has identified opportunities to promote the DIGITAL VOUCHERS business in the United States of America and South Korea.

D.

Seller owns all of the international rights to the vouchers247.com platform.

E.

GLOBAL WEAR desires to acquire from Seller, and Seller desires to sell and transfer to GLOBAL WEAR, all of the DIGITAL VOUCHERS Shares owned by Seller on the Closing Date in exchange for 350 convertible preferred shares, par value $0.001 per share, of GLOBAL WEAR ("Preferred Stock") to be issued to the Seller, or the Seller’s designated nominee and all of GLOBAL WEAR’s interests in CIC & Co., Inc., a  Seoul, Korea corporation (collectively, the "Exchange”)

NOW, THEREFORE, in consideration of the foregoing premises and representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

EXCHANGE OF SECURITIES

Section 1.1 - The Exchange.  On the terms and subject to the conditions of this Agreement, on the Closing Date:

(a)

GLOBAL WEAR shall issue and deliver to the Seller, or the Seller’s nominee, the Preferred Stock, subject to adjustment as set forth in Section 1.2, and the Seller shall sell, transfer and deliver to GLOBAL WEAR, all of the issued and outstanding shares in DIGITAL VOUCHERS, along with a duly executed share assignment endorsed in favor of GLOBAL WEAR.

(b)

 GLOBAL WEAR hereby transfers to the Seller, all of its rights to CIC & Co. Inc.

Section 1.2 - Exchange Ratio.

(a)

Based on the outstanding capital stock of GLOBAL WEAR and DIGITAL VOUCHERS as of the date hereof, post the Closing, the Seller will own an aggregate of 350 shares of convertible preferred stock in GLOBAL WEAR.

(b)

If, between the date of this Agreement and the Closing Date, there shall be any change in the number of shares of outstanding capital stock of either GLOBAL WEAR or DIGITAL VOUCHERS, the Exchange Ratio shall be adjusted such that immediately following the Closing the aggregate number of shares of Preferred Convertible Stock issued to the Seller shall be adjusted accordingly on a pro rata basis.

Section 1.3 - Warrant.  Placement Agent, Rendez-Vous Management, Ltd., who was retained as Placement Agent by GLOBAL WEAR to negotiate and finalize this transaction, shall be issued a Warrant to Purchase up to 200 convertible preferred shares of GLOBAL WEAR at the exercise price of $5,000 per share.

ARTICLE II

THE CLOSING

Section  2.1 - Closing Date. The closing of the Exchange and the other transactions contemplated by this Agreement (the "Closing") shall take place at the offices of GLOBAL WEAR at 3328 Granada Avenue, San Diego, California, 92104, at 10:00 a.m. on February 18th  2008, or at such other location, date and time as GLOBAL WEAR and DIGITAL VOUCHERS may agree in writing. The time and date upon which the Closing actually occurs being referred to herein as the "Closing Date".

Section  2.2 - Transactions at Closing.  At the Closing, the following transactions shall take place, which transactions shall be deemed as having taken place simultaneously and no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered, as set forth below:

(a)

The Seller shall deliver to GLOBAL WEAR, the following documents:

(i)

Certificate of good standing from the Department of Trade and Industry of the Republic of South Africa, dated at or about the Closing Date, to the effect that DIGITAL VOUCHERS is in good standing under the laws of said state;

(ii)

Secretary's certificate duly executed by DIGITAL VOUCHERS’ secretary attaching and attesting to the accuracy of: (A) the Memorandum and Articles of Association of DIGITAL VOUCHERS, (B) the resolutions of DIGITAL VOUCHERS’ board of directors, subject to the provisions hereof, approving the transactions contemplated hereby, including the Exchange and an officer's certificate duly executed by DIGITAL VOUCHERS’ chief executive officer to the effect that the conditions set forth in Section 6.1 have been satisfied, dated as of the Closing Date;

(iii)

All corporate books and records and financial statements of DIGITAL VOUCHERS;

(iv)

Copies of registration of provisional patents for ‘On the Go’ Mobile Phone Patent;

(v)

Duly executed share assignments in the form attached hereto as Exhibit A effecting the immediate and unconditional sale, assignment and irrevocable transfer of all of the issued shares in DIGITAL VOUCHERS to GLOBAL WEAR, free and clear of any Liens, or any other third party rights of any kind and nature, whether voluntarily incurred or arising by operation of law; and

(vi)

Share certificates representing 100% of the DIGITAL VOUCHERS Shares.

(vii)

Such other documents and instruments as GLOBAL WEAR may reasonably request.

(viii)

Copies of all documents and proof of ownership of all URL’s relating to the vouchers247.com Platform

(b)

GLOBAL WEAR shall deliver or cause to be delivered to the Seller the following documents and/or shall take the following actions:

(i)

Share certificates representing the 350 preferred convertible shares of GLOBAL WEAR and shall register all such GLOBAL WEAR Shares in the name of the Seller or the Seller’s designated nominee(s), in the stock register of GLOBAL WEAR;

(ii)

Notarized copies of all consents and waivers obtained by GLOBAL WEAR, in accordance with the provisions of Section 6.1 below;

(iii)

An officer's certificate duly executed by the chief executive officer of GLOBAL WEAR to the effect that the conditions set forth in Section 6.2 have been satisfied dated as of the Closing Date.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF GLOBAL WEAR

GLOBAL WEAR hereby makes the following representations and warranties to the Seller:

Section 3.1 - Organization and Qualification.  GLOBAL WEAR is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a Material Adverse Effect.  GLOBAL WEAR is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a Material Adverse Effect. Besides CIC & Co Inc., GLOBAL WEAR has no subsidiaries and is not a participant in any joint venture, partnership, or similar arrangement.

Section  3.2  - Authorization.  GLOBAL WEAR has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Exchange.

Section  3.3 - Validity and Effect of Agreement.  This Agreement has been duly and validly executed and delivered by GLOBAL WEAR and, assuming that it has been duly authorized, executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of GLOBAL WEAR, in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally.

Section 3.4 - No Conflict. Neither the execution and delivery of this Agreement by GLOBAL WEAR nor the performance by GLOBAL WEAR of its obligations hereunder, nor the consummation of the Exchange, will: (i) conflict with the certificate of incorporation or bylaws of GLOBAL WEAR; (ii) violate any statute, law, ordinance, rule or regulation, applicable to GLOBAL WEAR or any of the properties or assets of GLOBAL WEAR; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of GLOBAL WEAR, or result in the creation or imposition of any Lien upon any properties, assets or business of GLOBAL WEAR under, any Contract or any order, judgment or decree to which GLOBAL WEAR is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a Material Adverse Effect on its obligation to perform its covenants under this Agreement.

Section  3.5 -  Required Filings and Consents. The execution and delivery of this Agreement by GLOBAL WEAR does not, and the performance of this Agreement by GLOBAL WEAR will not, require any consent, approval, authorization or permit of, or filing with or notification to, Governmental Authority with respect to GLOBAL WEAR except: (i) compliance with applicable requirements of the Securities Act, the Exchange Act and state securities laws ("Blue Sky Laws"); and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on GLOBAL WEAR, or would not prevent or materially delay consummation of the Exchange or otherwise prevent the parties hereto from performing their respective obligations under this Agreement.

Section 3.6  - Capitalization.  The authorized capital stock of GLOBAL WEAR consists of 250,000,000 shares of Common Stock, par value $0.001 per share, of which approximately 9,890,589 shares are issued and outstanding, and 1,000,000 shares of preferred stock, par value $0.001 per share, 210 of which are issued and outstanding. Except for the transactions contemplated by this Agreement, there are no other share capital, preemptive rights, convertible securities, outstanding warrants, options or other rights to subscribe for, purchase or acquire from GLOBAL WEAR any shares of capital stock of GLOBAL WEAR, other than as specified in Section 1.3, and a Warrant in favor of Rendez-Vous Management, Ltd., to purchase up to 200 preferred convertible shares at the option price of $5,000 per share, and there are no contracts or commitments providing for the issuance of, or the granting of rights to acquire, any shares of capital stock of GLOBAL WEAR or under which GLOBAL WEAR is, or may become, obligated to issue any of its securities.  All shares of capital stock of GLOBAL WEAR outstanding as of the date of this Agreement have been duly authorized and validly issued, are fully paid and nonassessable, and are free of preemptive rights.

Section 3.7 - Status of Preferred Convertible Stock.  The Preferred Convertible Stock, when issued and allotted at the Closing in Exchange for DIGITAL VOUCHERS Shares, will be duly authorized, validly issued, fully paid, nonassessable, and free of any preemptive rights, will be issued in compliance with all applicable laws concerning the issuance of securities, and will have the rights, preferences, privileges, and restrictions set forth in GLOBAL WEAR's charter and bylaws, and will be free and clear of any Liens of any kind and duly registered in the name of the Seller, in GLOBAL WEAR's stockholders ledger.   Each share of Preferred Convertible Stock is convertible into 50,000 shares of Common Stock of GLOBAL WEAR at the option of the holder.

Section 3.8 - Financial Statements.  Each of the financial statements (the "GLOBAL WEAR Financial Statements") included in GLOBAL WEAR’s financial statements for the year ended December 31, 2007 are unaudited but have been prepared in accordance with U.S. GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial positions and the results of operations and cash flows of GLOBAL WEAR as of the dates thereof or for the periods presented therein (subject, in the case of unaudited statements, to normal year-end audit adjustments not material in amount).

Section 3.9 - No Undisclosed Assets or Liabilities.  Except as disclosed in the GLOBAL WEAR Financial Statements, GLOBAL WEAR does not have any liabilities, indebtedness or obligations, whether known or unknown, absolute, accrued, contingent or otherwise, and whether due or to become due (collectively, "Liabilities"), and, there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a Liability, including without limitation any liabilities for foreign, federal, state, local or other taxes (including deficiencies, interest and penalties).  No Contract Rights or Commitments.  On the Closing Date, there will not be any Contract to which GLOBAL WEAR is a party or by which any of its assets or properties are bound.

Section  3.10 - No Intellectual Property Rights or Infringement.  GLOBAL WEAR does not own, has not obtained the right to use, and has not violated nor otherwise trespassed upon any patents, trademarks, service marks, trade names, copyrights, and applications, licenses and rights with respect to the foregoing, and/or any trade secrets, including know-how, inventions, designs, processes, works of authorship, computer programs and/or technical data and/or information.

Section  3.11 Litigation.  There is no action pending or threatened against GLOBAL WEAR that, individually or in the aggregate, directly or indirectly, would be reasonably likely to have a Material Adverse Effect, nor is there any outstanding judgment, decree or injunction, in each case against GLOBAL WEAR, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

Section 3.12

Taxes.  GLOBAL WEAR has filed (or has had timely filed on its behalf) with the appropriate tax authorities all tax returns required to be filed by it or on behalf of it, and each such tax return was complete and accurate in all material respects, and GLOBAL WEAR has timely paid (or has had paid on its behalf) all material Taxes due and owing by it, regardless of whether required to be shown or reported on a tax return, including Taxes required to be withheld by it.  No deficiency for a material Tax has been asserted in writing or otherwise, to GLOBAL WEAR's knowledge, against GLOBAL WEAR or with respect to any of its assets, except for asserted deficiencies that either (i) have been resolved and paid in full or (ii) are being contested in good faith.  There are no material Liens for Taxes upon GLOBAL WEAR's assets.

Section 3.13

Registration.  GLOBAL WEAR is not a reporting company, and is not required to file financial reports with the United States Securities and Exchange Commission (“SEC”).  GLOBAL WEAR formerly registered its common stock under the Securities Exchange Act of 1934, from March 25, 2000 until August 3, 2005, when it terminated its registration with the SEC. It is the intention of GLOBAL WEAR to as soon as possible after the signing of this agreement to register its common shares under the Securities Exchange Act of 1934 and to thereafter sponsor the filing of a 15c-211 to the NASDAQ Stock market to obtain a quotation of its common stock on the over-the-counter bulletin board.

Section  3.14 - Trading.  The Common Stock is traded on the Pink Sheets under the symbol "GLBW".  GLOBAL WEAR has not received any notice of, and GLOBAL WEAR will take no action to suspend or terminate trading in the Common Stock on the Pink Sheets.

Section  3.15 - Books and Records. The books and records, financial and others, of GLOBAL WEAR are in all material respects complete and correct and have been maintained in accordance with good business accounting practices.

Section  3.16 - Insurance.  GLOBAL WEAR has no insurable properties and GLOBAL WEAR does not maintain any insurance covering its assets, business, equipment, properties, operations, employees, officers, or directors.  To GLOBAL WEAR's knowledge since GLOBAL WEAR's inception there has not been any damage, destruction or loss, which could have been deemed as an "Insurance Event".

Section  3.17 - Compliance.  GLOBAL WEAR is in compliance with all foreign, federal, state and local laws and regulations of any Governmental Authority, except to the extent that failure to comply would not, individually or in the aggregate, have a Material Adverse Effect. GLOBAL WEAR has not received any notice asserting a failure, or possible failure, to comply with any such law or regulation, the subject of which notice has not been resolved as required thereby or otherwise to the satisfaction of the party sending the notice, except for such failure as would not, individually or in the aggregate, have a Material Adverse Effect.  GLOBAL WEAR does not, and is not required to, hold any permits, licenses or franchises from Governmental Authorities.

Section  3.18 - Absence of Certain Changes.  Since December 31, 2007, except as expressly permitted or required by this Agreement or with the consent of DIGITAL VOUCHERS, GLOBAL WEAR has not:

(a)

sold or otherwise issued any shares of capital stock;

(b)

acquired any assets or incurred any Liabilities;

(c)

amended its certificate of incorporation or bylaws;

(d)

waived any rights of value which in the aggregate are extraordinary or material considering the business of GLOBAL WEAR;

(e)

made any material change in its method of management, operation or accounting;

(f)

made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee;

(g)

granted or agreed to grant any options, warrants or other rights for its stocks, bonds or other corporate securities calling for the issuance thereof, which option, warrant or other right has not been cancelled as of the Closing Date. borrowed or agreed to borrow any funds or incurred or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business;

(h)

become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets or condition of GLOBAL WEAR or become subject to any change or development in, or effect on, GLOBAL WEAR that has or could reasonably be expected to have a Material Adverse Effect; OR

(i)

entered into any agreement to take any action described in clauses (a) through (i) above, except for the Warrant issued to the Placement Agent, Rendez-Vous Management Ltd., as referred to in Section 1.3.

Section 3.19 - Material Transactions or Affiliations.  There is no contract, agreement or arrangement between GLOBAL WEAR and any person who was, at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by GLOBAL WEAR to own beneficially, five percent or more of the issued and outstanding Common Stock and which is to be performed in whole or in part after the date hereof.  GLOBAL WEAR has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

Section 3.20 - Employees.  GLOBAL WEAR has no employees other than its officers and directors. GLOBAL WEAR has no liabilities and/or debts towards any such officers and directors.  GLOBAL WEAR has no agreement, obligation or commitment with respect to the election of any individual or individuals to GLOBAL WEAR's board of directors.

Section  3.21 - Previous Sales of Securities.  Since inception, GLOBAL WEAR has sold Common Stock to investors only in reliance upon the registration requirements and applicable exemptions from the registration requirements under any applicable law including the laws of the United States and any applicable states and all such sales were made in accordance with the laws of said jurisdictions.  GLOBAL WEAR has not granted or agreed to grant any registration rights, including piggyback rights, to any Person or entity, except in conjunction with the Warrant to be issued to Rendez-Vous Management, Ltd.

Section 3.22 - Tax-Free Exchange.  GLOBAL WEAR has not taken any action, nor does GLOBAL WEAR know of any fact, that is reasonably likely to prevent the Exchange from qualifying as a "reorganization" within the meaning of Section 351 or 368 of the Code.

Section 3.23 - Brokers and Finders.  Neither GLOBAL WEAR, nor any of its officers, directors, employees or managers, has employed any broker, finder, advisor or consultant, or incurred any liability for any investment banking fees, brokerage fees, commissions or finders' fees, advisory fees or consulting fees in connection with the Exchange for which GLOBAL WEAR has or could have any liability, except for the Warrant to be issued to Rendez-Vous Management, Ltd.

Section  3.24

Disclosure.  As of the Closing Date, there is no known material fact or information relating to the business, condition (financial or otherwise), affairs, operations or assets of GLOBAL WEAR and/or its subsidiaries that has not been disclosed in writing to DIGITAL VOUCHERS and/or Seller by GLOBAL WEAR.  No representation or warranty of GLOBAL WEAR in this Agreement or any statement or document delivered in connection herewith or therewith, contained or will contain any untrue statement of a material fact or fail to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE SELLER

Seller hereby makes the following representations and warranties to GLOBAL WEAR:

Section  4.1 - Organization and Qualification.  DIGITAL VOUCHERS is duly organized and validly existing under the laws of its jurisdiction of organization, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a Material Adverse Effect.  DIGITAL VOUCHERS is duly qualified as a foreign corporation to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except for such failures to be so qualified as would not have a Material Adverse Effect.  DIGITAL VOUCHERS has no subsidiaries.

Section 4.2 - Authorization; Validity and Effect of Agreement.  Seller has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Exchange.  This Agreement has been duly and validly executed and as delivered constitutes a legal, valid and binding obligation of Seller, in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally.

Section 4.3 - No Conflict. Neither the execution and delivery of this Agreement by Seller nor the performance by Seller of its obligations hereunder, nor the consummation of the Exchange, will: (i) conflict with DIGITAL VOUCHERS' Certificate of Incorporation; (ii) violate any statute, law, ordinance, rule or regulation, applicable to DIGITAL VOUCHERS or any of its properties or assets; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of DIGITAL VOUCHERS, or result in the creation or imposition of any Lien upon any properties, assets or business of DIGITAL VOUCHERS under, any Material Contract or any order, judgment or decree to which DIGITAL VOUCHERS is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) or (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a Material Adverse Effect on its obligation to perform its covenants under this Agreement.

Section  4.4 - Required Filings and Consents. The execution and delivery of this Agreement by Seller does not, and the performance of this Agreement by Seller will not require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, with respect to DIGITAL VOUCHERS, except: (i) compliance with applicable requirements of the Securities Act, the Exchange Act, and Blue Sky Laws; and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on DIGITAL VOUCHERS, or materially delay consummation of the Exchange or otherwise prevent the parties hereto from performing their obligations under this Agreement.

Section  4.5 - Capitalization.  The authorized capital stock of DIGITAL VOUCHERS is 1,000 ordinary shares, 1.00 Rand par value, of which 1,000 shares are issued and outstanding.  All DIGITAL VOUCHERS Shares outstanding as of the date of this Agreement have been duly authorized and validly issued, are fully paid and nonassessable, and are free of preemptive rights.

Section  4.6 - Financial Statements. DIGITAL VOUCHERS has previously furnished to GLOBAL WEAR true and complete copies of the draft consolidated balance sheet of DIGITAL VOUCHERS for the fiscal year ended December 31, 2007 and the related statements of operations, stockholders equity and cash flows for the year then ended, and unaudited interim copies of the consolidated balance sheet of DIGITAL VOUCHERS for the nine month period ended September 30, 2007 (all of such financial statements of DIGITAL VOUCHERS collectively, the "DIGITAL VOUCHERS Financial Statements").  The DIGITAL VOUCHERS Financial Statements (including the notes thereto) present fairly in all material respects the financial position and results of operations and cash flows of DIGITAL VOUCHERS at the date or for the period set forth therein, in each case in accordance with GAAP applied on a consistent basis throughout the periods involved (except as otherwise indicated therein).  The DIGITAL VOUCHERS Financial Statements have been prepared from and in accordance with the books and records of DIGITAL VOUCHERS.

Section  4.7 - No Undisclosed Liabilities. Except as disclosed in the DIGITAL VOUCHERS Financial Statements, DIGITAL VOUCHERS has no material liabilities, indebtedness or obligations, except those that have been incurred in the ordinary course of business, whether absolute, accrued, contingent or otherwise, and whether due or to become due, and there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a liability, indebtedness or obligation.

Section  4.8 - Properties and Assets.  DIGITAL VOUCHERS has good and marketable title to, valid leasehold interests in, or the legal right to use, all of the assets, properties and leasehold interests reflected in the most recent DIGITAL VOUCHERS Financial Statements, except for those sold or otherwise disposed of since the date of such DIGITAL VOUCHERS Financial Statements in the ordinary course of business consistent with past practice.

Section  4.9 - Litigation.  There is no Action pending or threatened against DIGITAL VOUCHERS that, individually or in the aggregate, directly or indirectly, would be reasonably likely to have a Material Adverse Effect, nor is there any outstanding judgment, decree or injunction, in each case against DIGITAL VOUCHERS, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

Section  4.10 - Taxes.  DIGITAL VOUCHERS is in the process of filing with the appropriate tax authorities all tax returns required to be filed by it or on behalf of it, and each such tax return shall be complete and accurate in all material respects, and DIGITAL VOUCHERS has timely paid (or has had paid on its behalf) all material Taxes due and owing by it, and will pay all taxes assessed against it by any governmental authority, regardless of whether required to be shown or reported on a tax return, including Taxes required to be withheld by it.  No deficiency for a material Tax has been asserted in writing or otherwise, to DIGITAL VOUCHERS' knowledge, against DIGITAL VOUCHERS or with respect to any of its assets, except for asserted deficiencies that either (i) have been resolved and paid in full or (ii) are being contested in good faith. There are no material Liens for Taxes upon DIGITAL VOUCHERS's assets.

Section  4.11   - Compliance.  DIGITAL VOUCHERS is in compliance with all  state, provincial and local laws and regulations of any Governmental Authority applicable to its operations or with respect to which compliance is a condition of engaging in the business thereof, except to the extent that failure to comply would not, individually or in the aggregate, have a Material Adverse Effect.  DIGITAL VOUCHERS has not received any notice asserting a failure, or possible failure, to comply with any such law or regulation, the subject of which notice has not been resolved as required thereby or otherwise to the satisfaction of the party sending the notice, except for such failure as would not, individually or in the aggregate, have a Material Adverse Effect. DIGITAL VOUCHERS holds all permits, licenses and franchises from Governmental Authorities required to conduct its business as it is now being conducted, except for such failures to have such permits, licenses and franchises that would not, individually or in the aggregate, have a Material Adverse Effect.

Section  4.12 - Absence of Certain Changes.  Since the date of the most recent DIGITAL VOUCHERS Financial Statements, (i) there has been no change or development in, or effect on, DIGITAL VOUCHERS that has or could reasonably be expected to have a Material Adverse Effect, (ii) DIGITAL VOUCHERS has not sold, transferred, disposed of, or agreed to sell, transfer or dispose of, any material amount of its assets other than in the ordinary course of business, (iii) DIGITAL VOUCHERS has not paid any dividends or distributed any of its assets to any of its stockholders, (iv) DIGITAL VOUCHERS has not acquired any material amount of assets except in the ordinary course of business, nor acquired or merged with any other business, (v) DIGITAL VOUCHERS has not waived or amended any of its respective material contractual rights except in the ordinary course of business, and (vi) DIGITAL VOUCHERS has not entered into any agreement to take any action described in clauses (i) through (vi) above.

Section 4.13 - Brokers and Finders.  Except as disclosed, DIGITAL VOUCHERS has not, nor to Sellers knowledge have any of its officers, directors, employees or managers, employed any broker, finder, advisor or consultant, or incurred any liability for any investment banking fees, brokerage fees, commissions or finders' fees, advisory fees or consulting fees in connection with the Exchange for which DIGITAL VOUCHERS has or could have any liability, except for the Warrant  to be issued to Rendez-Vous Management Ltd.

Section  4.14 - Intellectual Property Rights.

(a)

DIGITAL VOUCHERS owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trademarks, common law trademarks, trade names, trade secrets (including customer lists), service marks and copyrights, and any applications for and registrations of such patents, trademarks, service marks, and copyrights and all processes, formulas, methods, schematics, technology, know-how, computer software programs, data or applications and tangible or intangible proprietary information or material that are used in its business, free and clear of all liens, claims or encumbrances (all of which are referred to as the "DIGITAL VOUCHERS Intellectual Property Rights"). The foregoing representation as it relates to all licenses, sublicenses and other agreements to which DIGITAL VOUCHERS is a party and pursuant to which DIGITAL VOUCHERS is authorized to use any third party technology, trade secret, know-how, process, patent, trademark or copyright, including software ("Licensed Intellectual Property") is limited to the interests of DIGITAL VOUCHERS pursuant to licenses from third parties, each of which is in full force and effect, is valid, binding and enforceable and grants DIGITAL VOUCHERS such rights to such intellectual property as are used in the business as currently conducted.

(b)

DIGITAL VOUCHERS (i) has not received notice of a claim of infringement of any patent, trademark, service mark, copyright, trade secret or other proprietary right of any third party and (ii) does not have any knowledge of any claim challenging or questioning the validity or effectiveness of any license or agreement relating to any DIGITAL VOUCHERS Intellectual Property Rights or Licensed Intellectual Property.  DIGITAL VOUCHERS has at all times used reasonable efforts to protect its proprietary information and to prevent such information from being released into the public domain.

Section  4.15 - Material Transactions or Affiliations.  Except for employment agreements, stock option agreements, and deferred compensation plans, there is no contract, agreement or arrangement between DIGITAL VOUCHERS and any person who was, at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by DIGITAL VOUCHERS to own beneficially, five percent or more of its issued and outstanding common stock or preferred stock and which is to be performed in whole or in part after the date hereof.  DIGITAL VOUCHERS has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person, except for the option owed to Rendez-Vous Management Ltd.

Section  4.16 - Employees.  DIGITAL VOUCHERS is in compliance with all currently applicable laws and regulations respecting terms and conditions of employment, except where any failure to comply would not constitute a Material Adverse Effect. There are no proceedings pending or, to Seller's knowledge, reasonably expected or threatened, between DIGITAL VOUCHERS, on the one hand, and any or all of its current or former employees, on the other hand. There are no claims pending, or, to Seller's knowledge, reasonably expected or threatened, against DIGITAL VOUCHERS under any workers' compensation or long term disability plan or policy. DIGITAL VOUCHERS has no unsatisfied obligations that would have a Material Adverse Effect on DIGITAL VOUCHERS to any employees, former employees, or qualified beneficiaries pursuant to any employee benefit plans, or applicable law governing health care coverage extension or continuation.

Section  4.17 - Material Contracts.  Each DIGITAL VOUCHERS Material Contract (i) is legal, valid, binding and enforceable and in full force and effect with respect to DIGITAL VOUCHERS, and to Seller's knowledge is legal, valid, binding, enforceable and in full force and effect with respect to each other party thereto, in either case subject to the effect of bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and except as the availability of equitable remedies may be limited by general principles of equity; and (ii)  will continue to be legal, valid, binding and enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect prior to the Closing, subject to the effect of bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and except as the availability of equitable remedies may be limited by general principles of equity.  Neither DIGITAL VOUCHERS nor, to Seller's  knowledge, any other party, is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default by DIGITAL VOUCHERS or, to Seller's knowledge, by any such other party, or permit termination, modification or acceleration, under the DIGITAL VOUCHERS Material Agreement.

Section  4.18 - Principals of DIGITAL VOUCHERS.  During the past five years, no officer or director of DIGITAL VOUCHERS has been:

(a)

the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(b)

the subject of any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(c)

the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(d)

found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission, or the equivalent South African authorities, to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Section  4.19 - Tax-Free Exchange.  DIGITAL VOUCHERS has not taken any action, nor does Seller know of any fact, that is reasonably likely to prevent the Exchange from qualifying as a "reorganization" within the meaning of Section 351 or 368 of the Code.

Section 4.20 - Disclosure.  As of the Closing Date, there is no known material fact or information relating to the business, condition (financial or otherwise), affairs, operations or assets of DIGITAL VOUCHERS that has not been disclosed in writing to GLOBAL WEAR by Seller. No representation or warranty of Seller in this Agreement or any statement or document delivered in connection herewith or therewith, contained or will contain any untrue statement of a material fact or fail to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

Section  4.21 - Investor Status.  Seller is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act and has properly completed the form attached hereto as Exhibit B.

Section  4.22 - No Government Review.  Seller understands that neither the SEC nor any securities commission or other Governmental Authority of any state, country or other jurisdiction has approved the issuance of the Preferred Convertible Stock or passed upon or endorsed the merits of the Preferred Convertible Stock or this Agreement or any of the other documents relating to the Exchange (collectively, the "Offering Documents"), or confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement or any of the other documents relating to the Exchange.

Section  4.23 - Investment Intent.  The shares of Preferred Convertible Stock are being acquired by Seller for Seller's own account for investment purposes only, not as a nominee or agent and not with a view to the resale or distribution of any part thereof, and Seller has no present intention of selling, granting any participation in or otherwise distributing the same. Seller further represents that Seller does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such Person or third person with respect to any DIGITAL VOUCHERS Shares.

Section  4.24 - Restrictions on Transfer.  Seller understands that the shares of Preferred Convertible Stock have not been registered under the Securities Act or registered or qualified under any foreign or state securities law, and may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and registration or qualification under applicable state securities laws or the availability of an exemption therefrom. In any case where such an exemption is relied upon by Seller from the registration requirements of the Securities Act and the registration or qualification requirements of such state securities laws, Seller shall furnish GLOBAL WEAR with an opinion of counsel stating that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act and will not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and opinion to be satisfactory to GLOBAL WEAR.  Seller acknowledges that it is able to bear the economic risks of an investment in the Preferred Convertible Stock for an indefinite period of time, and that its overall commitment to investments that are not readily marketable is not disproportionate to its net worth.

Section  4.25 - Informed Investment.  Seller has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon DIGITAL VOUCHERS for legal or tax advice related to this investment.  In making its decision to acquire the Preferred Convertible Stock, Seller has not relied upon any information other than information contained in this Agreement.

Section  4.26 - Access to Information.  Seller acknowledges that it has had access to and has reviewed all documents and records relating to GLOBAL WEAR, including, but not limited to, the GLOBAL WEAR SEC Documents, that it has deemed necessary in order to make an informed investment decision with respect to an investment in GLOBAL WEAR.

Section  4.27 - Reliance on Representations.  Seller understands that the shares of Preferred Convertible Stock are being offered and sold to it in reliance on specific exemptions from the registration and/or public offering requirements of the U.S. federal and state securities laws and that GLOBAL WEAR is relying in part upon the truth and accuracy of, and such Seller's compliance with, the representations, warranties, agreements, acknowledgments and understandings of  Seller set forth herein in order to determine the availability of such exemptions and the eligibility of Seller to acquire the Preferred Convertible Stock. Seller represents and warrants to GLOBAL WEAR and DIGITAL VOUCHERS that any information Seller has heretofore furnished or furnishes herewith to GLOBAL WEAR and DIGITAL VOUCHERS is complete and accurate, and further represents and warrants that it will notify and supply corrective information to GLOBAL WEAR and DIGITAL VOUCHERS immediately upon the occurrence of any change therein occurring prior to GLOBAL WEAR's issuance of the Preferred Convertible Stock.  Within five (5) days after receipt of a request from GLOBAL WEAR, Seller will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which GLOBAL WEAR is subject.

Section  4.28 - No General Solicitation.  Seller is unaware of, and in deciding to participate in the transactions contemplated hereby is in no way relying upon, and did not become aware of the transactions contemplated hereby through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or the internet, in connection with the transactions contemplated hereby.

Section 4.29 - Legends.  Seller understands that the certificates representing the Preferred Convertible Stock will bear the following legend, and stop transfer instructions reflecting that these restrictions on transfer will be placed with the transfer agent of the Preferred Convertible Stock:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THEY MAY NOT BE OFFERED OR TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (I) A REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933 IS IN EFFECT, (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT OF 1933.”

Section  4.30 - Placement and Finder's Fees.  No agent, broker, investment banker, finder, financial advisor or other person acting on behalf of Seller or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with the transactions contemplated hereby, and no person is entitled to any fee or commission or like payment in respect thereof based in any way on any agreements, arrangements or understanding made by or on behalf of Seller, except for the Warrant to be issued to Rendez-Vous Management Ltd.

ARTICLE V

CERTAIN COVENANTS

Section  5.1 - Conduct of Business by DIGITAL VOUCHERS.  Except (i) as expressly permitted or required by this Agreement, or (ii) with the consent of DIGITAL VOUCHERS, during the period commencing with the date of this Agreement and continuing until the Closing Date, DIGITAL VOUCHERS shall not conduct any trade or business other than as presently conducted, shall preserve intact its business organizations.

Section  5.2 - Access to Information.  At all times prior to the Closing or the earlier termination of this Agreement in accordance with the provisions of Article VIII, and in each case subject to Section 5.3, each party hereto shall provide to the other party (and the other party's authorized representatives) reasonable access during normal business hours and upon reasonable prior notice to the premises, properties, books, records, assets, liabilities, operations, contracts, personnel, financial information and other data and information of or relating to such party (including without limitation all written proprietary and trade secret information and documents, and other written information and documents relating to intellectual property rights and matters), and will cooperate with the other party in conducting its due diligence investigation of such party, provided that the party granted such access shall not interfere unreasonably with the operation of the business conducted by the party granting access, and provided that no such access need be granted to privileged information or any agreements or documents subject to confidentiality agreements.

Section  5.3 - Confidentiality; No Solicitation.  Each party shall hold, and shall cause its respective Affiliates and representatives to hold, all Confidential Information made available to it in connection with the Exchange in strict confidence, shall not use such information except for the sole purpose of evaluating the Exchange and shall not disseminate or disclose any of such information other than to its directors, officers, managers, employees, stockholders, interest holders, Affiliates, agents and representatives, as applicable, who need to know such information for the sole purpose of evaluating the Exchange (each of whom shall be informed in writing by the disclosing party of the confidential nature of such information and directed by such party in writing to treat such information confidentially).  The above limitations on use, dissemination and disclosure shall not apply to Confidential Information that (i) is learned by the disclosing party from a third party entitled to disclose it; (ii) becomes known publicly other than through the disclosing party or any third party who received the same from the disclosing party, provided that the disclosing party had no Knowledge that the disclosing party was subject to an obligation of confidentiality; (iii) is required by law or court order to be disclosed by the parties; or (iv) is disclosed with the express prior written consent thereto of the other party.  The parties shall undertake all necessary steps to ensure that the secrecy and confidentiality of such information will be maintained.  If a party is required by court order or subpoena to disclose information which is otherwise deemed to be confidential or subject to the confidentiality obligations hereunder, prior to such disclosure, such party shall: (a) promptly notify all other parties hereto and, if having received a court order or subpoena, deliver a copy of the same to all other parties hereto; (b) cooperate with all other parties hereto, at the expense of all other parties hereto, in obtaining a protective or similar order with respect to such information; and (c) provide only that amount of information as such party is advised by its counsel is necessary to strictly comply with such court order or subpoena.

Section  5.4 - Further Assurances.  Each of the parties hereto agrees to use commercially reasonable efforts before and after the Closing Date to take or cause to be taken all action, to do or cause to be done, and to assist and cooperate with the other party hereto in doing, all things necessary, proper or advisable under applicable laws to consummate and make effective, in the most expeditious manner practicable, the Exchange, including, but not limited to: (i) satisfying the conditions precedent to the obligations of any of the parties hereto; (ii) obtaining all waivers, consents and approvals from other parties necessary for the consummation of the Exchange, (iii) making all filings with, and obtain all consents, approvals and authorizations that are required to be obtained from, Governmental Authorities, (iv) defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the performance of the obligations hereunder; and (v) executing and delivering such instruments, and taking such other actions, as the other party hereto may reasonably require in order to carry out the intent of this Agreement.

Section  5.5 - Public Announcements.  GLOBAL WEAR, the Seller shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Exchange or this Agreement, and shall not issue any other press release or make any other public statement without prior consent of the other parties, except as may be required by law or, with respect to GLOBAL WEAR, by obligations pursuant to rule or regulation of the Exchange Act, the Securities Act, any rule or regulation promulgated thereunder or any rule or regulation of the National Association of Securities Dealers.

Section  5.6 - Notification of Certain Matters.  Each party hereto shall promptly notify the other party in writing of any events, facts or occurrences that would result in any breach of any representation or warranty or breach of any covenant by such party contained in this Agreement.

Section  5.7 - Waiver of Claims. Seller for itself and its heirs, executors, administrators, attorneys and assigns, hereby releases and acknowledges full accord, satisfaction, discharge and settlement of, and further irrevocably and unconditionally forever releases, remises, and acquits DIGITAL VOUCHERS and any of its present or former officers, directors, stockholders, employees, agents, affiliates, parents, subsidiaries, predecessors, successors, attorneys and assigns (the "DIGITAL VOUCHERS Released Parties") of and from any and all manner of actions, causes of action, arbitrations, controversies, expenses, damages, liabilities, demands, claims, counterclaims, cross-claims, obligations, losses, costs, promises, covenants, agreements, and suits of any kind or nature, whether known or unknown, whether contingent or fixed, whether developed or undeveloped, in law or equity, in tort or in contract from the beginning of time through the date of the full execution of this Agreement and the attachments and schedules hereto, which he may have or claim to have against DIGITAL VOUCHERS Released Parties, except for accrued wages for current employees and deferred compensation under DIGITAL VOUCHERS's deferred compensation plan. Each Seller expressly acknowledges that such claims released and discharged by this Section include, but are not limited to, any and all claims against DIGITAL VOUCHERS Released Parties for remuneration, compensation or benefits (including but not limited to fees, salary, expense reimbursements, commissions, stock, options or warrants for stock, success fees, insurance or other benefits, or any other form of remuneration, compensation or benefits of any kind) and any and all other claims of any kind and nature arising prior to execution of this Agreement and the attachments and schedules hereto, which relate in any way to DIGITAL VOUCHERS. This release shall extend to all claims, known and unknown. Seller is aware of, and specifically waives the provisions of Section 1542 of the California Civil Code of the State of California, which states as follows:

"A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

ARTICLE VI

CONDITIONS TO CONSUMMATION OF THE EXCHANGE

Section  6.1 - Conditions to Obligations of Seller.  The obligations of Seller to consummate the Exchange shall be subject to the fulfillment, or written waiver by Seller, at or prior to the Closing, of each of the following conditions:

(a)

The representations and warranties of  GLOBAL WEAR set out in this Agreement shall be true and correct in all material respects at and as of the time of the Closing as though such representations and warranties were made at and as of such time;

(b)

GLOBAL WEAR shall have performed and complied in all material respects with all covenants, conditions, obligations and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date;

c)

All consents, approvals, permits, authorizations and orders required to be obtained from, and all registrations, filings and notices required to be made with or given to, any Governmental Authority or Person as provided herein shall have been obtained;

(d)

Seller shall have completed a due diligence review of the business, operations, financial condition and prospects of GLOBAL WEAR and shall have been satisfied with the results of its due diligence review in its sole and absolute discretion;

(e)

There has been no Material Adverse Effect on the business, condition or prospects of GLOBAL WEAR until the Closing Date;

(f)

GLOBAL WEAR shall effect a 1-10 reverse split of its common share capital as soon as possible after Closing.

Section  6.2 - Conditions to Obligations of GLOBAL WEAR.  The obligations of GLOBAL WEAR to consummate the Exchange shall be subject to the fulfillment, or written waiver by GLOBAL WEAR, at or prior to the Closing of each of the following conditions:

(a)

The representations and warranties of  Seller set out in this Agreement shall be true and correct in all material respects at and as of the time of the Closing as though such representations and warranties were made at and as of such time;

(b)

Seller shall have performed and complied in all material respects with all covenants, conditions, obligations and agreements required by this Agreement to be performed or complied with by Seller, on or prior to the Closing Date;

(c)

All consents, approvals, permits, authorizations and orders required to be obtained from, and all registrations, filings and notices required to be made with or given to, any Governmental Authority or Person as provided herein shall have been obtained;

(d)

GLOBAL WEAR shall have completed a due diligence review of the business, operations, financial condition and prospects of DIGITAL VOUCHERS and shall have been satisfied with the results of its due diligence review in its sole and absolute discretion; and

(e)

There has been no Material Adverse Effect on the business, condition or prospects of DIGITAL VOUCHERS until the Closing Date.

ARTICLE VII

INDEMNIFICATION

Section  7.1 - Indemnification between the Parties.

(a)

Notwithstanding any other indemnification provision hereunder, GLOBAL WEAR (in this context, the "Indemnifying Party") shall indemnify and hold harmless Seller (in this context an "Indemnified Party"), from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees and related disbursements (collectively, "Claims") suffered by such Indemnified Party resulting from or arising out of (I) any inaccuracy in or breach of any of the representations or warranties made by GLOBAL WEAR at the time they were made, and, except for representations and warranties that speak as of a specific date or time (which need only be true and correct as of such date or time), on and as of the Closing Date, (i) any breach or nonfulfillment of any covenants or agreements made by GLOBAL WEAR, (ii) any misrepresentation made by GLOBAL WEAR, in each case as made herein or in the Schedules or Exhibits annexed hereto or in any closing certificate, schedule or any ancillary certificates or other documents or instruments furnished by GLOBAL WEAR pursuant hereto or in connection with the Exchange, whether known or unknown, arising out of any action, omission and/or period of time preceding the Closing Date, including but not limited to any taxes levied with respect to same.

(b)

Notwithstanding any other indemnification provision hereunder, Seller, jointly and severally, (in this context, the "Indemnifying Party") shall indemnify and hold harmless GLOBAL WEAR and its officers and directors (in this context an "Indemnified Party"), from and against any and all Claims suffered by such Indemnified Party resulting from or arising out of (i) any inaccuracy in or breach of any of the representations or warranties made by Seller at the time they were made, and, except for representations and warranties that speak as of a specific date or time (which need only be true and correct as of such date or time), on and as of the Closing Date, (ii) any breach or nonfulfillment of any covenants or agreements made by Seller, and  (iii) any misrepresentation made by Seller, in each case as made herein or in the Schedules or Exhibits annexed hereto or in any closing certificate, schedule or any ancillary certificates or other documents or instruments furnished by Seller pursuant hereto or in connection with the Exchange.

(c)

Notwithstanding any other indemnification provision hereunder, Seller (in this context, the "Indemnifying Party"), shall indemnify and hold harmless DIGITAL VOUCHERS and GLOBAL WEAR (in this context an "Indemnified Party"), from and against any and all Claims suffered by such Indemnified Party resulting from or arising out of (i) any inaccuracy in or breach of any of the representations or warranties made by such Seller under this Agreement at the time they were made, and, except for representations and warranties that speak as of a specific date or time (which need only be true and correct as of such date or time), on and as of the Closing Date and (ii) any breach or nonfulfillment of any covenants or agreements made by the Seller.

Section  7.2 - Indemnification Procedures for Third Party Claims.

(a)

Upon obtaining knowledge of any Claim by a third party which has given rise to, or is expected to give rise to, a claim for indemnification hereunder, the Indemnified Party shall give written notice ("Notice of Claim") of such claim or demand to the Indemnifying Party, specifying in reasonable detail such information as the Indemnified Party may have with respect to such indemnification claim (including copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or asserting the same).  No failure or delay by the Indemnified Party in the performance of the foregoing shall reduce or otherwise affect the obligation of the Indemnifying Party to indemnify and hold the Indemnified Party harmless, except to the extent that such failure or delay shall have actually adversely affected the Indemnifying Party's ability to defend against, settle or satisfy any Claims for which the Indemnified Party entitled to indemnification hereunder.

(b)

If the claim or demand set forth in the Notice of Claim is a claim or demand asserted by a third party, the Indemnifying Party shall have fifteen (15) days after the date on which such Notice of Claim is given to notify the Indemnified Party in writing of their election to defend such third party claim or demand on behalf of the Indemnified Party.  If the Indemnifying Party elects to defend such third party claim or demand, the Indemnified Party must make available to the Indemnifying Party and its agents and representatives all records and other materials that are reasonably required in the defense of such third party claim or demand and must otherwise cooperate with, and assist the Indemnifying Party in the defense of, such third party claim or demand, and so long as the Indemnifying Party is defending such third party claim in good faith, the Indemnified Party may not pay, settle or compromise such third party claim or demand.  If the Indemnifying Party elects to defend such third party claim or demand, the Indemnified Party must have the right to participate in the defense of such third party claim or demand, at such Indemnified Party's own expense.  In the event, however, that such Indemnified Party reasonably determines that representation by counsel to the Indemnifying Party of both the Indemnifying Party and such Indemnified Party could reasonably be expected to present counsel with a conflict of interest, then the Indemnified Party may employ separate counsel to represent or defend it in any such action or proceeding and the Indemnifying Party will pay the fees and expenses of such counsel.  If the Indemnifying Party does not elect to defend such third party claim or demand or does not defend such third party claim or demand in good faith, the Indemnified Party has the right, in addition to any other right or remedy it may have hereunder, at the Indemnifying Party's expense, to defend such third party claim or demand; provided, however, that (i) such Indemnified Party will not have any obligation to participate in the defense of, or defend, any such third party claim or demand; (ii) such Indemnified Party's defense of or its participation in the defense of any such third party claim or demand will not in any way diminish or lessen the obligations of the Indemnifying Party under the agreements of indemnification set forth in this Article VII; and (iii) such Indemnified Party may not settle any claim without the consent of the Indemnifying Party, which consent may not be unreasonably withheld or delayed.

(c)

The Indemnifying Party and the other Indemnified Parties, if any, must cooperate fully in all aspects of any investigation, defense, pre-trial activities, trial, compromise, settlement or discharge of any claim in respect of which indemnity is sought pursuant to this Article VII, including, but not limited to, by providing the other party with reasonable access to employees and officers (including as witnesses) and other information.

Section  7.3 - Indemnification Procedures for Non-Third Party Claims.  In the event any Indemnified Party should have an indemnification claim against the Indemnifying Party under this Agreement that does not involve a claim by a third party, the Indemnified Party must promptly deliver notice of such claim to the Indemnifying Party in writing and in reasonable detail.  The failure by any Indemnified Party to so notify the Indemnifying Party does not relieve the Indemnifying Party from any liability that it may have to such Indemnified Party, except to the extent that Indemnifying Party has been actually prejudiced by such failure.  If the Indemnifying Party does not notify the Indemnified Party within fifteen (15) Business Days following its receipt of such notice that the Indemnifying Party disputes such claim, such claim specified by the Indemnifying Party in such notice will be conclusively deemed a liability of the Indemnifying Party under this Article VII and the Indemnifying Party must pay the amount of such liability to the Indemnified Party on demand, or in the case of any notice in which the amount of the claim is estimated, on such later date when the amount of such claim is finally determined.  If the Indemnifying Party disputes its liability with respect to such claim in a timely manner, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute and, if not resolved through negotiations, such dispute must be resolved in accordance with Section 9.11.

Section  7.4 - Limitations on Indemnification.  No claim for indemnification under this Article VII may be asserted by, and no liability for such indemnify may be enforced against, the Indemnifying Party to the extent the Indemnified Party has theretofore received indemnification or otherwise been compensated for such Claim.  If an Indemnified Party  later collects any such amounts recovered under insurance policies with respect to any Claim for which it has previously received payments under this Article VII from the Indemnifying Party, such Indemnified Party must promptly repay to the Indemnifying Party such amount recovered.

ARTICLE VIII

TERMINATION

Section  8.1 - Termination. This Agreement may be terminated at any time prior to the Closing:

(a)

by mutual consent of GLOBAL WEAR and Seller;

(b)

by Seller, if the Closing shall not have occurred on or before February 29, 2008 or if any of the conditions to the Closing set forth in Section 6.1 shall have become incapable of fulfillment by February 29, 2008 and shall not have been waived in writing by Seller; provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to Seller if its action or failure to act has been a principal cause of or resulted in the failure of the Exchange to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

(c)

by Seller, if the Closing shall not have occurred on or before February 29, 2008 or if any of the conditions to the Closing set forth in Section 6.2 shall have become incapable of fulfillment by February 29, 2008 and shall not have been waived in writing by GLOBAL WEAR; provided, however, that the right to terminate this Agreement under this Section 8.1 shall not be available to GLOBAL WEAR if its action or failure to act has been a principal cause of or resulted in the failure of the Exchange to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

(d)

by GLOBAL WEAR or Seller if any Governmental Authority shall have issued an injunction, order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting any material portion of the Exchange and such injunction, order, decree, ruling or other action shall have become final and nonappealable;

Section  8.2 - Procedure and Effect of Termination. In the event of termination of this Agreement pursuant to Section 8.1, written notice thereof shall forthwith be given by the terminating party to the other party, and, except as set forth below, this Agreement shall terminate and be void and have no effect and the Exchange shall be automatically abandoned without any further action by the parties hereto.  If this Agreement is terminated as provided herein:

(a)

each party hereto shall redeliver, and shall cause its agents (including, without limitation, attorneys and accountants) to redeliver, all documents, work papers and other material of each party hereto relating to the Exchange, whether obtained before or after the execution hereof; and

(b)

each party agrees that all Confidential Information received by GLOBAL WEAR or Seller with respect to the other party, this Agreement or the Exchange shall be kept confidential notwithstanding the termination of this Agreement.

ARTICLE IX

MISCELLANEOUS

Section  9.1 - Entire Agreement. This Agreement and the Schedules and Exhibits hereto contain the entire agreement between the parties and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

Section 9.2 - Amendment and Modifications. This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought.

Section  9.3 - Extensions and Waivers. At any time prior to the Closing, the parties hereto entitled to the benefits of a term or provision may (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) waive compliance with any obligation, covenant, agreement or condition contained herein.  Any agreement on the part of a party to any such extension or waiver is valid only if set forth in an instrument or instruments in writing signed by the party against whom enforcement of any such extension or waiver is sought.  No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement.

Section  9.4 - Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns, provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto.  Except as provided in Article VII, nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 9.5 - Survival of Representations, Warranties and Covenants. The representations and warranties contained herein shall survive the Closing and shall thereupon terminate two (2) years from the Closing.  Any claim for indemnification for breach of representation or warranty must be brought within two years from the Closing.  All covenants and agreements contained herein which by their terms contemplate actions following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms.

Section 9.6 - Headings; Definitions. The Section and Article headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.  All references to Sections, Schedules or Articles contained herein mean Sections, Schedules or Articles of this Agreement unless otherwise stated.  All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

Section  9.7 - Severability.  If any provision of this Agreement or the application thereof to any Person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

Section  9.8 - Specific Performance. The parties hereto agree that in the event that any party fails to consummate the Exchange in accordance with the terms of this Agreement, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine.  It is accordingly agreed that the parties shall be entitled to specific performance in such event, without the necessity of proving the inadequacy of money damages as a remedy, in addition to any other remedy at law or in equity.

Section  9.9 - Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, facsimile, email or other electronic transmission service to the appropriate address or number as set forth below (or any other address duly notified by a party hereto pursuant to the provisions of this Section 9.9).

If to GLOBAL WEAR:

GLOBAL WEAR, LTD.

565 Walnut Avenue

Redlands, CA  92373

Attn: Zirk Engelbrecht, Chief Executive Officer

Email: zengelbrecht@gmail.com

If to TARGET EQUITY LIMITED:

TARGET EQUITY LIMITED

24 Route Des Acacias

Les Acacias

Geneva, Switzerland

Attn: Serge Richard

Fax:

41 22 318 81 19

Email:   serge.richard@baselglobal.com

Section 9.10 - Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, United States of America, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

Section 9.11 - Consent to Jurisdiction. Any action, suit or other legal proceeding which is commenced to resolve any matter arising under or relating to any provision of this Agreement shall be commenced only in a state or federal court of competent jurisdiction the State of California, County of Los Angeles, and the parties hereto each consents to the jurisdiction of such a court.

Section 9.12 - Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

Section 9.13 - Certain Definitions. As used herein:

(a)

"Affiliate" shall have the meanings ascribed to such term in Rule 12b 2 of the Exchange Act.

(b)

"Business Day" shall mean any day other than a Saturday, Sunday or a day on which federally chartered financial institutions are not open for business in the City of Los Angeles, California.

(c)

"Confidential Information" shall mean the existence and contents of this Agreement and the Schedules and Exhibits hereto, and all proprietary technical, economic, environmental, operational, financial and/or business information or material of one party which, prior to or following the Closing Date, has been disclosed by DIGITAL VOUCHERS, on the one hand, or GLOBAL WEAR, on the other hand, in written, oral (including by recording), electronic, or visual form to, or otherwise has come into the possession of, the other.

(d)

"Contract" shall mean any oral, written or implied contracts, agreements, licenses, instruments, indentures leases, powers of attorney, guaranties, surety arrangements or other commitments of any kind.

(e)

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(f)

"GAAP" shall mean generally accepted accounting principles in the United States as in effect on the date or for the period with respect to which such principles are applied.

(g)

"Governmental Authority" shall mean any nation or government, any state, municipality or other political subdivision thereof and any entity, body, agency, commission or court, whether domestic, foreign or multinational, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any executive official thereof.

(h)

"Knowledge" shall mean (i) with respect to an individual, knowledge of a particular fact or other matter, if such individual is aware of such fact or other matter, and (ii) with respect to a Person that is not an individual, knowledge of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, officer, partner, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, knowledge of such fact or other matter.

(i)

"Lien" shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or proxy, pre-emptive rights, first refusal rights, participation rights, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

(j)

"Material Adverse Effect" shall mean any adverse effect on the business, condition (financial or otherwise) or results of operation of the applicable entity.

(k)

 "Material Contract" shall mean any Contract, other than equipment and furniture leases entered into in the ordinary course of business, where the liabilities or commitments associated therewith exceed $10,000 individually or $50,000 in the aggregate.

(l)

"Person" shall mean any individual, corporation, partnership, association, trust or other entity or organization, including a governmental or political subdivision or any agency or institution thereof.

(m)

"SEC" shall mean the United States Securities and Exchange Commission.

(n)

"Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(o)

"Taxes" shall mean all taxes (whether U.S.  federal, state, local or other non-U.S.) based upon or measured by income and any other tax whatsoever, including, without limitation, gross receipts, profits, sales, levies, imposts, deductions, charges, rates, duties, use, occupation, value added, ad valorem, transfer, franchise, withholding, payroll and social security, employment, excise, stamp duty or property taxes, together with any interest, penalties, charges or fees imposed with respect thereto.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

(Signature Page To Follow)

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GLOBAL WEAR, LTD.

 TARGET EQUITY LIMITED.

__________________________

______________________________

Zirk Engelbrecht

Director: Duly authorized

Chief Executive Officer and President

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Exhibit A

Form of Share Assignment

STOCK POWER

For value received, __________________________________________

hereby sell, assign and transfer unto _____________________________________

__________________________________________________________________

__________________________________________________________________

(____________) shares of the ______________________ stock of ____________________________________________ standing in my(our) name(s) on the books of said corporation represented by certificate number(s) ______________________________ herewith, and do hereby irrevocably constitute and appoint _________________________ attorney to transfer the said stock on the books of said corporation with full power of substitution in the premises.

Dated_____________________

                                                            ___________________________________

Notice: The signature(s) to this assignment must correspond with the name(s) as written  on the face of the certificate in every  particular, without alteration or enlargement, or any change  whatsoever.

**Signature Guaranteed By:

________________________

** The signature(s) should be guaranteed by an eligible guarantor institution (most commercial and savings banks, stock brokerage firms, credit unions etc.) with membership in an approved signature  guarantee medallion program pursuant to S.E.C. Rule 17Ad-15.

Exhibit B

Investor Questionnaire

Please check the applicable box:

____

The undersigned is an accredited investor by reason of falling within one of the following categories:

____

1.

A natural person whose net worth, either individually or jointly with such person's spouse, at the time of the undersigned's receipt the shares exceeds $1,000,000;

____

2.

A  natural person who had an individual income in excess of $200,000, or joint income with that person's spouse in excess of $300,000, in the two most recent years and reasonably expects to have individual income reaching the same level in the current year;

____

3.

A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3)(a)(5)(A) of the Securities Act. whether acting in its individual or fiduciary capacity;

____

4.

A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

____

5.

An insurance company as defined in Section 2(13) of the Securities Act:

____

6.

An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

____

7.

A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301© or (d) of the Small Business Investment Act of 1958;

____

8.

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees. if such plan has total assets in excess of $5,000,000;

____

9.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

____

10.

A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

____

11.

An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the shares, with total assets in excess of $5,000,000;

____

12.

An executive officer or director of DIGITAL VOUCHERS.

____

13.

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in DIGITAL VOUCHERS; or

____

14.

An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this category only, a list of the equity owners of the undersigned, and each such equity owner should complete a copy of this questionnaire.

The undersigned has executed this Investor Questionnaire  this ____ day of ______, 2008.

______________________________

(Print Name of Investor)

By:____________________________

Name:

Title:

_______________________________

Address

_______________________________

(City, State and Zip Code/Postal Code)

Country: ______________________

______________________________

For US persons: taxpayer ID number

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